SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                  August 2, 2006


                          THE PROCTER & GAMBLE COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                       31-0411980
--------------------------------------------------------------------------------
(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


One Procter & Gamble Plaza, Cincinnati, Ohio                    45202
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (513) 983-1100
                                                     --------------

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 2, 2006, The Procter & Gamble Company (the "Company") issued a news release with respect to earnings for the quarter and fiscal year ended June 30, 2006. The Company is furnishing this 8-K pursuant to Item 2.02, "Results of Operations and Financial Condition."

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY

                                       /s/ SUSAN S. FELDER
                                       -------------------------------------
                                       Susan S. Felder, Assistant Secretary
                                       August 2, 2006


                                    EXHIBIT(S)

99.  News Release issued by The Procter & Gamble Company dated August 2, 2006.